UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022 (December 20, 2022)

COLICITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40095	85-3526440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Carillon Point

Kirkland, WA 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 278-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	COLIU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	COLI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	COLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2022, Colicity Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at which the Company’s stockholders approved an amendment to the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s IPO to the Amended Termination Date (the “Trust Amendment”).

A copy of the Trust Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2022, stockholders of the Company approved an amendment, described below (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”). In connection therewith, the Company gave formal notice to Nasdaq on December 20, 2022 of its intention to dissolve and liquidate and requested that Nasdaq file a Form 25 with the U.S. Securities and Exchange Commission to delist the Company’s securities. Nasdaq filed the Form 25 on December 20, 2022.

Item 3.03 Material Modification to Rights of Security Holders.

The Charter Amendment, among other things, changed the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination, or (ii) if the Company fails to complete such initial business combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 20, 2022.

The Charter Amendment changed the Original Termination Date from February 26, 2023 to the later of (x) December 20, 2022 or (y) the date of effectiveness of the amendment to the Charter pursuant to the DGCL (such date, the “Amended Termination Date”).

A copy of the Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Company held a Special Meeting of stockholders on December 20, 2022, at which holders of 32,740,915 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), were present in person or by proxy, representing approximately 75.92 % of the voting power of the combined 43,125,000 shares of Common Stock entitled to vote thereon. Common Stock issued and outstanding on November 21, 2022, which was the record date for the Special Meeting, were entitled to vote at the Special Meeting.

At the Special Meeting, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”); (b) a proposal to approve the Trust Amendment (the “Trust Amendment Proposal”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal and the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Charter Amendment Proposal

Votes For	Votes Against	Abstentions
32,602,710	133,040	5,165

Accordingly, the Charter Amendment Proposal was approved.

2.	Trust Amendment Proposal

Votes For	Votes Against	Abstentions
32,601,759	133,841	5,315

Accordingly, the Trust Amendment Proposal was approved.

3.	Adjournment Proposal

Votes For	Votes Against	Abstentions
32,602,418	131,630	6,867

Accordingly, the Adjournment Proposal was approved.

Item 8.01 Other Events.

The information set forth in Item 3.01 above of this Current Report on Form 8-K is incorporated by reference herein.

In the Redemption, the Class A Common Stock will be redeemed at a per-share price, payable in cash, equal to $10.10032373. The redemption will completely extinguish rights of the holders of Class A Common Stock (including the right to receive further liquidating distributions, if any). There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless upon the liquidation of the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
10.1	Amended Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLICITY INC.

	By:	/s/ Joseph Viraldo
	Name:	Joseph Viraldo
	Title:	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)
Date: December 22, 2022

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